Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	1Q'22 vs. 1Q'21
EARNINGS
Net interest income	$3,789	$3,830	$3,658	$3,312	$3,439	$350	10.2%
Retailer share arrangements	(1,104)	(1,267)	(1,266)	(1,006)	(989)	(115)	11.6%
Provision for credit losses	521	561	25	(194)	334	187	56.0%
Net interest income, after retailer share arrangements and provision for credit losses	2,164	2,002	2,367	2,500	2,116	48	2.3%
Other income	108	167	94	89	131	(23)	(17.6)%
Other expense	1,039	1,122	961	948	932	107	11.5%
Earnings before provision for income taxes	1,233	1,047	1,500	1,641	1,315	(82)	(6.2)%
Provision for income taxes	301	234	359	399	290	11	3.8%
Net earnings	$932	$813	$1,141	$1,242	$1,025	$(93)	(9.1)%
Net earnings available to common stockholders	$922	$803	$1,130	$1,232	$1,014	$(92)	(9.1)%

COMMON SHARE STATISTICS
Basic EPS	$1.79	$1.49	$2.02	$2.13	$1.74	$0.05	2.9%
Diluted EPS	$1.77	$1.48	$2.00	$2.12	$1.73	$0.04	2.3%
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%
Common stock price	$34.82	$46.39	$48.88	$48.52	$40.66	$(5.84)	(14.4)%
Book value per share	$25.06	$24.53	$24.13	$23.48	$21.86	$3.20	14.6%
Tangible common equity per share(1)	$20.60	$20.21	$20.12	$19.64	$17.95	$2.65	14.8%

Beginning common shares outstanding	526.8	547.2	573.4	581.1	584.0	(57.2)	(9.8)%
Issuance of common shares	—	—	—	—	—	—	—%
Stock-based compensation	1.4	0.1	0.5	1.0	2.2	(0.8)	(36.4)%
Shares repurchased	(22.0)	(20.5)	(26.7)	(8.7)	(5.1)	(16.9)	NM
Ending common shares outstanding	506.2	526.8	547.2	573.4	581.1	(74.9)	(12.9)%

Weighted average common shares outstanding	515.3	537.8	560.6	577.2	583.3	(68.0)	(11.7)%
Weighted average common shares outstanding (fully diluted)	519.5	543.0	565.6	581.7	587.5	(68.0)	(11.6)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	1Q'22 vs. 1Q'21
PERFORMANCE METRICS
Return on assets(1)	4.0%	3.4%	4.9%	5.3%	4.3%		(0.3)%
Return on equity(2)	27.5%	23.0%	32.1%	36.5%	31.8%		(4.3)%
Return on tangible common equity(3)	34.9%	28.7%	40.1%	46.3%	40.8%		(5.9)%
Net interest margin(4)	15.80%	15.77%	15.45%	13.78%	13.98%		1.82%
Efficiency ratio(5)	37.2%	41.1%	38.7%	39.6%	36.1%		1.1%
Other expense as a % of average loan receivables, including held for sale	5.09%	5.44%	4.84%	4.95%	4.82%		0.27%
Effective income tax rate	24.4%	22.3%	23.9%	24.3%	22.1%		2.3%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	2.73%	2.37%	2.18%	3.57%	3.62%		(0.89)%
30+ days past due as a % of period-end loan receivables(6)	2.78%	2.62%	2.42%	2.11%	2.83%		(0.05)%
90+ days past due as a % of period-end loan receivables(6)	1.30%	1.17%	1.05%	1.00%	1.52%		(0.22)%
Net charge-offs	$558	$489	$432	$684	$699	$(141)	(20.2)%
Loan receivables delinquent over 30 days(6)	$2,194	$2,114	$1,850	$1,653	$2,175	$19	0.9%
Loan receivables delinquent over 90 days(6)	$1,026	$942	$804	$784	$1,170	$(144)	(12.3)%

Allowance for credit losses (period-end)	$8,651	$8,688	$8,616	$9,023	$9,901	$(1,250)	(12.6)%
Allowance coverage ratio(7)	10.96%	10.76%	11.28%	11.51%	12.88%		(1.92)%

BUSINESS METRICS
Purchase volume(8)(9)	$40,490	$47,072	$41,912	$42,121	$34,749	$5,741	16.5%
Period-end loan receivables	$78,916	$80,740	$76,388	$78,374	$76,858	$2,058	2.7%
Credit cards	$74,596	$76,628	$72,289	$74,429	$73,244	$1,352	1.8%
Consumer installment loans	$2,719	$2,675	$2,614	$2,507	$2,319	$400	17.2%
Commercial credit products	$1,530	$1,372	$1,401	$1,379	$1,248	$282	22.6%
Other	$71	$65	$84	$59	$47	$24	51.1%
Average loan receivables, including held for sale	$82,747	$81,784	$78,714	$76,821	$78,358	$4,389	5.6%
Period-end active accounts (in thousands)(9)(10)	69,122	72,420	67,245	66,892	65,219	3,903	6.0%
Average active accounts (in thousands)(9)(10)	70,127	69,397	67,189	65,810	66,280	3,847	5.8%

LIQUIDITY
Liquid assets
Cash and equivalents	$10,541	$8,337	$9,806	$11,117	$16,620	$(6,079)	(36.6)%
Total liquid assets	$14,687	$12,989	$14,664	$16,297	$22,636	$(7,949)	(35.1)%
Undrawn credit facilities
Undrawn credit facilities	$3,100	$2,700	$3,700	$4,900	$5,400	$(2,300)	(42.6)%
Total liquid assets and undrawn credit facilities	$17,787	$15,689	$18,364	$21,197	$28,036	$(10,249)	(36.6)%
Liquid assets % of total assets	15.42%	13.57%	15.95%	17.71%	23.62%		(8.20)%
Liquid assets including undrawn credit facilities % of total assets	18.67%	16.39%	19.97%	23.04%	29.25%		(10.58)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	1Q'22 vs. 1Q'21
Interest income:
Interest and fees on loans	$4,008	$4,042	$3,887	$3,567	$3,732	$276	7.4%
Interest on cash and debt securities	14	11	11	11	10	4	40.0%
Total interest income	4,022	4,053	3,898	3,578	3,742	280	7.5%

Interest expense:
Interest on deposits	127	119	131	146	170	(43)	(25.3)%
Interest on borrowings of consolidated securitization entities	33	33	41	44	51	(18)	(35.3)%
Interest on senior unsecured notes	73	71	68	76	82	(9)	(11.0)%
Total interest expense	233	223	240	266	303	(70)	(23.1)%

Net interest income	3,789	3,830	3,658	3,312	3,439	350	10.2%

Retailer share arrangements	(1,104)	(1,267)	(1,266)	(1,006)	(989)	(115)	11.6%
Provision for credit losses	521	561	25	(194)	334	187	56.0%
Net interest income, after retailer share arrangements and provision for credit losses	2,164	2,002	2,367	2,500	2,116	48	2.3%

Other income:
Interchange revenue	230	254	232	223	171	59	34.5%
Debt cancellation fees	89	79	70	66	69	20	29.0%
Loyalty programs	(258)	(310)	(256)	(247)	(179)	(79)	44.1%
Other	47	144	48	47	70	(23)	(32.9)%
Total other income	108	167	94	89	131	(23)	(17.6)%

Other expense:
Employee costs	402	409	369	359	364	38	10.4%
Professional fees	210	207	196	189	190	20	10.5%
Marketing and business development	116	167	110	114	95	21	22.1%
Information processing	145	143	139	137	131	14	10.7%
Other	166	196	147	149	152	14	9.2%
Total other expense	1,039	1,122	961	948	932	107	11.5%

Earnings before provision for income taxes	1,233	1,047	1,500	1,641	1,315	(82)	(6.2)%
Provision for income taxes	301	234	359	399	290	11	3.8%
Net earnings	$932	$813	$1,141	$1,242	$1,025	$(93)	(9.1)%

Net earnings available to common stockholders	$922	$803	$1,130	$1,232	$1,014	$(92)	(9.1)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
Assets
Cash and equivalents	$10,541	$8,337	$9,806	$11,117	$16,620	$(6,079)	(36.6)%
Debt securities	4,677	5,283	5,444	5,728	6,550	(1,873)	(28.6)%
Loan receivables:
Unsecuritized loans held for investment	59,643	60,211	56,745	55,994	53,823	5,820	10.8%
Restricted loans of consolidated securitization entities	19,273	20,529	19,643	22,380	23,035	(3,762)	(16.3)%
Total loan receivables	78,916	80,740	76,388	78,374	76,858	2,058	2.7%
Less: Allowance for credit losses	(8,651)	(8,688)	(8,616)	(9,023)	(9,901)	1,250	(12.6)%
Loan receivables, net	70,265	72,052	67,772	69,351	66,957	3,308	4.9%
Loan receivables held for sale	4,046	4,361	3,450	—	23	4,023	NM
Goodwill	1,105	1,105	1,105	1,105	1,104	1	0.1%
Intangible assets, net	1,149	1,168	1,090	1,098	1,169	(20)	(1.7)%
Other assets	3,484	3,442	3,270	3,618	3,431	53	1.5%
Total assets	$95,267	$95,748	$91,937	$92,017	$95,854	$(587)	(0.6)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$63,180	$61,911	$59,998	$59,500	$62,419	$761	1.2%
Non-interest-bearing deposit accounts	395	359	355	341	342	53	15.5%
Total deposits	63,575	62,270	60,353	59,841	62,761	814	1.3%
Borrowings:
Borrowings of consolidated securitization entities	6,139	7,288	6,288	6,987	7,193	(1,054)	(14.7)%
Senior unsecured notes	7,221	7,219	6,472	6,470	7,967	(746)	(9.4)%
Total borrowings	13,360	14,507	12,760	13,457	15,160	(1,800)	(11.9)%
Accrued expenses and other liabilities	4,914	5,316	4,888	4,522	4,494	420	9.3%
Total liabilities	81,849	82,093	78,001	77,820	82,415	(566)	(0.7)%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,643	9,669	9,649	9,620	9,592	51	0.5%
Retained earnings	15,003	14,245	13,562	12,560	11,470	3,533	30.8%
Accumulated other comprehensive income (loss)	(121)	(69)	(64)	(56)	(56)	(65)	116.1%
Treasury stock	(11,842)	(10,925)	(9,946)	(8,662)	(8,302)	(3,540)	42.6%
Total equity	13,418	13,655	13,936	14,197	13,439	(21)	(0.2)%
Total liabilities and equity	$95,267	$95,748	$91,937	$92,017	$95,854	$(587)	(0.6)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2022			Dec 31, 2021			Sep 30, 2021			Jun 30, 2021			Mar 31, 2021
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$8,976	$5	0.23%	$9,024	$4	0.18%	$9,559	$3	0.12%	$13,584	$4	0.12%	$14,610	$4	0.11%
Securities available for sale	5,513	9	0.66%	5,517	7	0.50%	5,638	8	0.56%	5,988	7	0.47%	6,772	6	0.36%

Loan receivables, including held for sale:
Credit cards	78,564	3,913	20.20%	77,642	3,946	20.16%	74,686	3,793	20.15%	72,989	3,484	19.15%	74,865	3,657	19.81%
Consumer installment loans	2,682	66	9.98%	2,641	65	9.76%	2,555	64	9.94%	2,417	59	9.79%	2,219	53	9.69%
Commercial credit products	1,434	28	7.92%	1,434	30	8.30%	1,407	29	8.18%	1,363	23	6.77%	1,231	21	6.92%
Other	67	1	NM	67	1	NM	66	1	NM	52	1	NM	43	1	NM
Total loan receivables, including held for sale	82,747	4,008	19.64%	81,784	4,042	19.61%	78,714	3,887	19.59%	76,821	3,567	18.62%	78,358	3,732	19.32%
Total interest-earning assets	97,236	4,022	16.78%	96,325	4,053	16.69%	93,911	3,898	16.47%	96,393	3,578	14.89%	99,740	3,742	15.22%

Non-interest-earning assets:
Cash and due from banks	1,626			1,606			1,588			1,559			1,635
Allowance for credit losses	(8,675)			(8,648)			(8,956)			(9,801)			(10,225)
Other assets	5,369			5,424			5,405			5,238			5,305
Total non-interest-earning assets	(1,680)			(1,618)			(1,963)			(3,004)			(3,285)

Total assets	$95,556			$94,707			$91,948			$93,389			$96,455

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$62,314	$127	0.83%	$61,090	$119	0.77%	$59,275	$131	0.88%	$60,761	$146	0.96%	$62,724	$170	1.10%
Borrowings of consolidated securitization entities	6,827	33	1.96%	7,105	33	1.84%	7,051	41	2.31%	7,149	44	2.47%	7,694	51	2.69%
Senior unsecured notes	7,219	73	4.10%	6,999	71	4.02%	6,471	68	4.17%	7,276	76	4.19%	7,965	82	4.18%

Total interest-bearing liabilities	76,360	233	1.24%	75,194	223	1.18%	72,797	240	1.31%	75,186	266	1.42%	78,383	303	1.57%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	374			343			358			349			346
Other liabilities	5,091			5,137			4,676			4,199			4,655
Total non-interest-bearing liabilities	5,465			5,480			5,034			4,548			5,001

Total liabilities	81,825			80,674			77,831			79,734			83,384

Equity
Total equity	13,731			14,033			14,117			13,655			13,071

Total liabilities and equity	$95,556			$94,707			$91,948			$93,389			$96,455
Net interest income		$3,789			$3,830			$3,658			$3,312			$3,439

Interest rate spread(1)			15.54%			15.51%			15.16%			13.47%			13.65%
Net interest margin(2)			15.80%			15.77%			15.45%			13.78%			13.98%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Mar 31, 2022 vs. Mar 31, 2021
BALANCE SHEET STATISTICS
Total common equity	$12,684	$12,921	$13,202	$13,463	$12,705	$(21)	(0.2)%
Total common equity as a % of total assets	13.31%	13.49%	14.36%	14.63%	13.25%		0.06%

Tangible assets	$93,013	$93,475	$89,742	$89,814	$93,581	$(568)	(0.6)%
Tangible common equity(1)	$10,430	$10,648	$11,007	$11,260	$10,432	$(2)	—%
Tangible common equity as a % of tangible assets(1)	11.21%	11.39%	12.27%	12.54%	11.15%		0.06%
Tangible common equity per share(1)	$20.60	$20.21	$20.12	$19.64	$17.95	$2.65	14.8%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	17.2%	17.8%	19.3%	20.1%	19.7%
Tier 1 risk-based capital ratio(5)	15.9%	16.5%	18.0%	18.7%	18.3%
Tier 1 leverage ratio(6)	13.9%	14.7%	15.5%	15.6%	14.5%
Common equity Tier 1 capital ratio	15.0%	15.6%	17.1%	17.8%	17.4%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at March 31, 2022 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	1Q'22 vs. 1Q'21
HOME & AUTO(6)
Purchase volume(1)	$10,260	$10,919	$11,069	$11,523	$9,337	$923	9.9%
Period-end loan receivables	$26,532	$26,781	$26,210	$25,588	$24,942	$1,590	6.4%
Average loan receivables, including held for sale	$26,406	$26,455	$25,800	$25,111	$25,273	$1,133	4.5%
Average active accounts (in thousands)(3)	17,473	17,655	17,516	17,307	17,149	324	1.9%

Interest and fees on loans	$1,088	$1,126	$1,092	$993	$1,036	$52	5.0%
Other income	$21	$18	$18	$16	$17	$4	23.5%

DIGITAL
Purchase volume(1)	$11,196	$13,451	$10,980	$10,930	$9,340	$1,856	19.9%
Period-end loan receivables	$21,075	$21,751	$19,636	$19,233	$18,907	$2,168	11.5%
Average loan receivables, including held for sale	$21,160	$20,388	$19,286	$18,783	$19,437	$1,723	8.9%
Average active accounts (in thousands)(3)	19,000	18,375	17,655	17,258	17,318	1,682	9.7%

Interest and fees on loans	$1,022	$1,025	$973	$891	$903	$119	13.2%
Other income	$(12)	$(28)	$(19)	$(28)	$(12)	$—	—%

DIVERSIFIED & VALUE
Purchase volume(1)	$11,558	$14,154	$12,006	$11,618	$9,220	$2,338	25.4%
Period-end loan receivables	$15,166	$16,075	$14,415	$14,357	$14,217	$949	6.7%
Average loan receivables, including held for sale	$15,128	$14,999	$14,328	$14,101	$14,574	$554	3.8%
Average active accounts (in thousands)(3)	19,201	18,829	17,903	17,301	17,457	1,744	10.0%

Interest and fees on loans	$826	$817	$780	$729	$789	$37	4.7%
Other income	$(9)	$(23)	$(8)	$(2)	$5	$(14)	(280.0)%

HEALTH & WELLNESS
Purchase volume(1)	$3,107	$3,055	$3,024	$2,988	$2,648	$459	17.3%
Period-end loan receivables	$10,407	$10,244	$9,879	$9,515	$9,317	$1,090	11.7%
Average loan receivables, including held for sale	$10,251	$10,057	$9,654	$9,334	$9,442	$809	8.6%
Average active accounts (in thousands)(3)	6,027	5,922	5,707	5,585	5,706	321	5.6%

Interest and fees on loans	$616	$603	$587	$523	$558	$58	10.4%
Other income	$53	$42	$41	$36	$40	$13	32.5%

LIFESTYLE
Purchase volume(1)	$1,195	$1,462	$1,298	$1,405	$1,154	$41	3.6%
Period-end loan receivables	$5,381	$5,479	$5,234	$5,158	$4,988	$393	7.9%
Average loan receivables, including held for sale	$5,379	$5,297	$5,185	$5,050	$5,003	$376	7.5%
Average active accounts (in thousands)(3)	2,582	2,548	2,465	2,442	2,573	9	0.3%

Interest and fees on loans	$191	$194	$187	$182	$181	$10	5.5%
Other income	$6	$6	$6	$6	$5	$1	20.0%

CORP, OTHER(4)(6)
Purchase volume(1)(2)	$3,174	$4,031	$3,535	$3,657	$3,050	$124	4.1%
Period-end loan receivables(5)	$355	$410	$1,014	$4,523	$4,487	$(4,132)	(92.1)%
Average loan receivables, including held for sale	$4,423	$4,588	$4,461	$4,442	$4,629	$(206)	(4.5)%
Average active accounts (in thousands)(2)(3)	5,844	6,068	5,943	5,917	6,077	(233)	(3.8)%

Interest and fees on loans	$265	$277	$268	$249	$265	$—	—%
Other income	$49	$152	$56	$61	$76	$(27)	(35.5)%

TOTAL SYF
Purchase volume(1)(2)	$40,490	$47,072	$41,912	$42,121	$34,749	$5,741	16.5%
Period-end loan receivables(5)	$78,916	$80,740	$76,388	$78,374	$76,858	$2,058	2.7%
Average loan receivables, including held for sale	$82,747	$81,784	$78,714	$76,821	$78,358	$4,389	5.6%
Average active accounts (in thousands)(2)(3)	70,127	69,397	67,189	65,810	66,280	3,847	5.8%

Interest and fees on loans	$4,008	$4,042	$3,887	$3,567	$3,732	$276	7.4%
Other income	$108	$167	$94	$89	$131	$(23)	(17.6)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with our program agreement with Gap Inc. and BP except where noted, which are both scheduled to expire in 2Q 2022.
(5) Reflects the reclassification of $3.5 billion and $0.5 billion to loan receivables held for sale in 3Q 2021 and 4Q 2021, respectively.
(6) In December 2021, we entered into an agreement to sell $0.5 billion of loan receivables associated with our program agreement with BP. In connection with this agreement, revenue activities for the BP portfolio are no longer managed within our Home & Auto sales platform. All metrics for the BP portfolio previously reported within our Home & Auto sales platform, are now reported within our Corp, Other information. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,418	$13,655	$13,936	$14,197	$13,439
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,105)	(1,104)
Less: Intangible assets, net	(1,149)	(1,168)	(1,090)	(1,098)	(1,169)
Tangible common equity	$10,430	$10,648	$11,007	$11,260	$10,432
Add: CECL transition amount	1,719	2,292	2,274	2,376	2,595

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	371	329	299	301	354
Common equity Tier 1	$12,520	$13,269	$13,580	$13,937	$13,381
Preferred stock	734	734	734	734	734
Tier 1 capital	$13,254	$14,003	$14,314	$14,671	$14,115

Add: Allowance for credit losses includible in risk-based capital	1,106	1,119	1,052	1,039	1,031
Total Risk-based capital	$14,360	$15,122	$15,366	$15,710	$15,146

ASSET MEASURES(2)
Total average assets	$95,556	$94,707	$91,948	$93,389	$96,455
Adjustments for:
Add: CECL transition amount	1,719	2,292	2,274	2,376	2,595
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,964)	(1,999)	(1,960)	(1,965)	(1,987)
Total assets for leverage purposes	$95,311	$95,000	$92,262	$93,800	$97,063

Risk-weighted assets	$83,251	$84,950	$79,597	$78,281	$76,965

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$13,254	$14,003	$14,314	$14,671	$14,115
Less: CECL transition adjustment	(1,719)	(2,292)	(2,274)	(2,376)	(2,595)
Tier 1 capital (CECL fully phased-in)	$11,535	$11,711	$12,040	$12,295	$11,520
Add: Allowance for credit losses	8,651	8,688	8,616	9,023	9,901
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,186	$20,399	$20,656	$21,318	$21,421

Risk-weighted assets	$83,251	$84,950	$79,597	$78,281	$76,965
Less: CECL transition adjustment	(870)	(1,353)	(2,065)	(2,166)	(2,386)
Risk-weighted assets (CECL fully phased-in)	$82,381	$83,597	$77,532	$76,115	$74,579

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$25.06	$24.53	$24.13	$23.48	$21.86
Less: Goodwill	(2.18)	(2.10)	(2.02)	(1.93)	(1.90)
Less: Intangible assets, net	(2.28)	(2.22)	(1.99)	(1.91)	(2.01)
Tangible common equity per share	$20.60	$20.21	$20.12	$19.64	$17.95

(1) Regulatory measures at March 31, 2022 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.